The UBS Funds

Supplement to the Statement of Additional Information | February 22, 2021

Includes:

•  UBS All China Equity Fund

•  UBS Dynamic Alpha Fund

•  UBS Emerging Markets Equity Opportunity Fund

•  UBS Engage For Impact Fund

•  UBS Global Allocation Fund

•  UBS International Sustainable Equity Fund

•  UBS U.S. Small Cap Growth Fund

•  UBS U.S. Sustainable Equity Fund

•  UBS Municipal Bond Fund

•  UBS Sustainable Development Bank Bond Fund

•  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") is to update the SAI of The UBS Funds (the "Trust"), dated October 28, 2020, as supplemented.

I.  The UBS All China Equity Fund is expected to commence operations in the second half of February 2021 and will be offered to investors upon commencement of operations.

II.  The information pertaining to UBS Engage For Impact Fund in the first table under the heading "Investment advisory, principal underwriting and other service arrangements—Advisor" is deleted and replaced with the following:

	Advisory fee breakpoint schedule
Fund	Assets under management	Fee
UBS Engage For Impact Fund*	$0 – $250 million	0.750%
	Above $250 million	0.725

*  Prior to February 15, 2021, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was 0.75% on all assets under management.

III.  The third sentence in the first paragraph under the heading "Investments relating to all Funds—Risks of investing in emerging markets (not for UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund or UBS Municipal Bond Fund)" is deleted in its entirety and replaced with the following:

Additionally, a Fund, for purposes of its investments, may consider a country included in JP Morgan, MSCI, or FTSE emerging markets indices to be an emerging market country.

ZS-1096

IV.  The heading "Investments relating to all Funds—China A-shares (UBS All China Equity Fund and UBS Emerging Markets Equity Opportunity Fund only)" is revised as follows: "Investments relating to all Funds—China A-shares (UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, and UBS International Sustainable Equity Fund only)".

V.  The second paragraph under the heading "Management of the Trust—Organization of the Board" is deleted in its entirety and replaced with the following:

The Board meets at least four times each year. At each regular meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year, and the Trustees also discuss other matters on a more informal basis at other times.

VI.  The second sentence under the "Principal occupation(s) during past 5 years" column in the "Independent trustees" table pertaining to Muhammad Gigani is deleted in its entirety and replaced with the following:

Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)).

VII.  The following is added as the fifth paragraph under the heading "Proxy voting policies":

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance ("ESG") factors during the exercise of voting rights on behalf of UBS AM (Americas)'s clients, such as the Fund. Underlying UBS AM (Americas)'s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.